SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of The Dun & Bradstreet Corporation dated April 21, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by The Dun & Bradstreet Corporation (the “Company”) insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the first quarter ended March 31, 2004.

     On April 21, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ David J. Lewinter

David J. Lewinter
Senior Vice President, General Counsel &
Corporate Secretary

DATE: April 21, 2004